UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 24, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

                Nevada                                 000-24962                             75-2863583
---------------------------------------- -------------------------------------- --------------------------------------
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    Incorporation or Organization)

              2616 South Loop West, Suite 660, Houston, Texas 77054
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02         Unregistered Sales of Equity Securities

      To obtain funding for working capital, GlobalNet Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on June 21, 2005 for the sale of (i) $1,750,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,750,000 shares of our common stock.

      On June 21, 2005, the Investors purchased $1,070,000 in Notes and received Warrants to purchase 1,070,000 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, on the final business day of each month, the Company will issue to the Investors and the Investors will purchase an additional agreed upon amount of Notes and Warrants until the remaining $680,000 in Notes has been purchased. In connection therewith, pursuant to the Agreement, the Investors purchased the following:

      o on September 1, 2005, the Investors purchased $330,000 in Notes and received Warrants to purchase 330,000 shares of the Company's common stock; and

      o on October 24, 2005, the Investors purchased $350,000 in Notes and received Warrants to purchase 350,000 shares of the Company's common stock.

      The Notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.0036 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of October 28, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.0001 and, therefore, the conversion price for the secured convertible notes was $.000025. Based on this conversion price, the Notes in the amount of $1,750,000 excluding interest, were convertible into 70,000,000,000 shares of our common stock.

      The Company's Articles of Incorporation currently allow for issuance of a maximum of 20,000,000,000 shares of common stock. Currently, the Company has approximately 8,500,000,000 shares outstanding, leaving an unissued balance of authorized shares that is not sufficient to service the maximum requirements of all of its convertible securities.


      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.0036 per share. The full principal amount of the Notes is due upon default under the terms of the Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at an exercise price of $0.0009 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Notes was completed on June 21, 2005 with respect to $1,070,000 of the Notes, on September 1, 2005 with respect to $330,000 of the Notes and on October 24, 2005 with respect to $350,000 of the Notes. As of the date hereof, the Company is obligated on $1,750,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on approximately $6,700,000 in face amount of callable secured convertible notes issued to the Investors. Certain of the Company's debt instruments originated in periods prior to October 2003; accordingly, such debt instruments may be converted to common stock which may be sold pursuant to Rule 144(k).

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

      The most recent proceeds from sale of the Notes are insufficient to fund the Company's business plan through the end of the year. Accordingly, the Company will be forced to seek additional funding, and the success of such efforts are not assured. Any such additional funding would likely further dilute the interests of existing shareholders.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

4.1 Securities Purchase Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2               Form of Callable Secured Convertible Note dated June 21, 2005
                  (1)

4.3               Form of Stock Purchase Warrant dated June 21, 2005(1)

4.4 Registration Rights Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.5 Intellectual Property Security Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.6 Security Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC(1)

4.7               Form of Callable Secured Convertible Note dated September 1,
                  2005 (2)

4.8               Form of Stock Purchase Warrant dated September 1, 2005 (2)

4.9               Form of Callable Secured Convertible Note dated October 24,
                  2005

4.10              Form of Stock Purchase Warrant dated October 24, 2005


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(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on June 29, 2005.

(2) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on September 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION

Date: October 28, 2005                      By:/s/Mark T. Wood
                                               ---------------
                                            Name: Mark T. Wood
                                            Title: CEO